Exhibit 24

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k) Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B,and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this________ day of June, 1996.




                          /s/  Gerald A. Hale
                               Gerald A. Hale

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



      The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k)Savings and Investments Plan-A and Savings and Investment Plan-B,and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this________ day of June, 1996.




                          /s/ Matthew Holden, Jr.
                              Matthew Holden, Jr.

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k)Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B, and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this____________ day of June, 1996.



                            /s/ Cyrus H. Holley
                                Cyrus H. Holley

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k) Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B, and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this_______________day of June, 1996.



                          /s/ Richard B. McGlynn
                              Richard B. McGlynn

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for her and in her name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k) Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B, and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this___________day of June, 1996.




                          /s/ Kathleen MacDonnell
                              Kathleen MacDonnell

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k) Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B, and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this_____________ day of June, 1996.



                          /s/ Bernard J. Morgan
                              Bernard J. Morgan

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k) Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B, and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this
document as of this     _______________day of June, 1996.




                            /s/ Harold J. Raveche
                                Harold J. Raveche

                           ATLANTIC ENERGY, INC.
                             POWER OF ATTORNEY



          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation ("Atlantic Energy"), does hereby appoint J. L. JACOBS, M. J. BARRON, L.M. WALTERS AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with (a) the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a registration statement on Form S-8 which pertains to the offering of 25,000 shares of common stock, without par value, pursuant to Atlantic City Electric Company's 401(k) Savings and Investments Plan-A and 401(k) Savings and Investment Plan-B, and any and all amendments thereto, including post-effective amendments, and (b) in connection with the preparation, delivery and filing of any and all registrations, qualifications or notifications under the applicable securities law of any and all states or other jurisdictions with respect to the common stock to be sold thereunder. Such attorneys-in-fact and agents, or any of them, are also granted full power and authority to execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this_____________ day of June, 1996.




                             /s/ J. L. Jacobs
                                 J. L. Jacobs